AMENDED AND RESTATED DEED OF LEASE

       THIS AMENDED AND RESTATED DEED OF LEASE is made as of this day of January, 2003, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership, or assigns, ("LANDLORD") and ELIZABETH ARDEN, INC., a Florida corporation, ("TENANT").

                            RECITALS

       A. Landlord's predecessor, Arden Associates, L.P. ("ARDEN"), as landlord, entered into that certain Deed of Lease dated as of October 26, 1990, as amended by First Amendment to Lease dated as of December 28, 1990, Second Amendment to Lease dated as of July 18, 1991, Letter Agreement dated September 1, 1992, Letter Agreement dated April 12, 2000, and Third Amendment to Lease dated August 14, 2000 (the "ORIGINAL LEASE") with Conopco, Inc., a New York corporation ("CONOPCO"), as tenant, and Unilever Capital, Inc. ("UNILEVER CAPITAL"), as guarantor, for the lease of a parcel of real property containing 27.257 acres (the "PROPERTY") located in the Roanoke Centre for Industry and Technology (the "PARK") in the City of Roanoke, Virginia. The Property is described on Exhibit A hereto and is shown on the plat dated June 5, 1990, entitled "Plat of Survey, Revising Map Book 1, Page 629, Roanoke Centre For Industry and Technology, Section 2 Parcel 4", a copy of which plat is attached hereto as Exhibit A1.

       B. In accordance with the terms of the Original Lease, Arden constructed on the Property an office/warehouse/light manufacturing facility containing approximately 265,082 square feet for lease to Conopco on the terms and conditions set forth therein.

       C. Under the Original Lease, Landlord has now succeeded to the interests of Arden, Tenant has succeeded to the interests of Conopco, and Unilever United States, Inc. has succeeded to the interests of Unilever Capital, guarantor under the Original Lease.

       D. Landlord and Tenant now desire to amend and restate in its entirety the Original Lease to provide for the construction by Landlord of a 134,100 square foot addition to the existing building on the Property and certain other terms and conditions as provided herein.

       NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, Landlord and Tenant agree to amend and restate the Original Lease upon the following terms and conditions effective on the Commencement Date, as defined below.


       1. Premises. Landlord hereby leases to Tenant and Tenant hereby takes from Landlord the Property and approximately 399,182 square feet of building for use as an office/warehouse/light manufacturing facility, including the existing 265,082 square foot building and the 134,100 square foot addition to be constructed by Landlord on the Property, together with all improvements therein and thereon belonging or pertaining to said premises, including all rights, privileges, easements and appurtenances belonging or pertaining thereto, all of which are hereinafter referred to as the "PREMISES".

       2. Term.

       (a). The initial term of this lease and the Tenant's obligation to pay Rent hereunder shall commence on the Commencement Date. The initial term of this lease shall terminate on the last day of the tenth consecutive full lease year. The term "LEASE YEAR" as used herein shall mean a period of 12 consecutive full calendar months, provided the first lease year shall begin on the Commencement Date. The first lease year shall end on the last day of the twelfth full calendar month following the Commencement Date. Each succeeding lease year shall commence on the anniversary of the first lease year or, if the Commencement Date is not the first day of a calendar month, on the first day of the calendar month immediately following the Commencement Date.

       (b) Provided that at the time of the giving of Tenant's renewal notice and at the end of the initial term of this lease there is no continuing event of default hereunder, then Tenant (but not any assignee or subtenant for whom Landlord's consent is required pursuant to Section 20(a)) is hereby granted an option to renew this lease for one additional term of five (5) years upon Tenant's notifying Landlord in writing of its election to renew at least one year prior to the expiration of the initial term. During such renewal term, if exercised, this lease shall be on the same terms and conditions contained herein except for the Minimum Annual Rent as provided in Exhibit B hereto and except that the renewal term shall contain no further renewal options unless expressly granted by Landlord in writing.

       (c) The initial term and, if exercised, the renewal term shall be collectively referred to herein as the "TERM".

       3. Rent.

       (a) Tenant agrees to pay to Landlord, without deduction or offset, minimum annual rental ("MINIMUM ANNUAL RENT"), in the amounts set forth on Exhibit B hereto, payable in lawful money of the United States of America in equal monthly installments during the Term of this lease. Minimum Annual Rent shall be paid in advance, on or before the first day of each month during the Term of this lease (the "DUE DATE").

       (b) The Tenant shall pay all Rent and other charges to be paid by the Tenant hereunder to the Landlord at its address set forth in Section 29, or to such other individual, firm or corporation and at such other place as may be designated by the Landlord. If the Commencement Date is not the first day of a calendar month, the Tenant shall also pay on the first day of the first calendar month following the Commencement Date a proportionate amount of the Minimum Annual Rent for the period of time from the Commencement Date to the date on which such first monthly payment is due. Rent shall be deemed paid on the date payment is received by Landlord. In the event Tenant fails to pay any installment of monthly Minimum Annual Rent by the Due Date and such failure continues for seven (7) days after notice thereof from Landlord, Tenant shall promptly pay to Landlord a service charge of ten percent (10%) of the monthly Minimum Annual Rent then due; provided, if such a notice is required to be given twice during any twelve (12) month period during the Term of this lease, any subsequent failure to pay Minimum Annual Rent within seven (7) days of the Due Date occurring within the same twelve (12) month period shall result in such a service charge without any notice being required. If any installment of Minimum Annual Rent is not paid within fifteen (15) days after the Due Date, the monthly Minimum Annual Rent, as increased by the 10% service charge, if applicable, shall bear interest at an annual rate equal to Wachovia Bank prime plus five percent (the "DEFAULT RATE"). This provision shall not be construed to adjust, alter, or modify the Due Dates specified in this lease, nor shall the payment of any interest required by this Section be deemed to cure or excuse any default by Tenant under this lease. Except as otherwise expressly stated, each payment required to be made by Tenant pursuant to the provisions of this lease shall be in addition to and not in substitution for other payments to be made by Tenant.

      (c) The term "ADDITIONAL RENT" as used herein shall mean all sums payable by Tenant under this lease (other than Minimum Annual Rent), and any sums expended by Landlord to cure any default by Tenant, and shall be deemed rent for purposes of Landlord's rights and remedies with respect thereto.

      (d) The term "RENT" as used herein shall mean the Minimum Annual Rent and Additional Rent, all of which shall be deemed rent for purposes of Landlord's rights and remedies with respect thereto. Tenant shall pay all Rent to Landlord within thirty (30) days after Tenant is billed, unless otherwise provided in this lease, and interest shall accrue from and after the due date on all sums due but unpaid at the Default Rate.

       4. Construction of Improvements.

       (a) Landlord, at its sole cost and expense, shall cause to be constructed on the Property an addition to the existing office/warehouse/light manufacturing facility consisting of approximately 134,100 square feet of leasable area, (the "ADDITION") as more particularly described in the outline specifications listed in Exhibit C, and the preliminary plans listed in Exhibit D and attached as Exhibit D1 and the preliminary construction cost breakdown attached as Exhibit E (the "NEW IMPROVEMENTS"). The plans and specifications set forth in Exhibits C, D and D1, as they may be modified in accordance with the terms of this Agreement, are hereinafter referred to as the "PLANS AND SPECIFICATIONS". Landlord warrants to Tenant that the New Improvements shall be constructed in a good and workmanlike manner, substantially free of defects in workmanship and substantially in accordance with the Plans and Specifications. Landlord shall during the first lease year correct, in a diligent manner, any defects or deficiencies noted by Tenant to Landlord which arises as a result of the initial construction of the New Improvements and not as a result of Tenant's use of the New Improvements or any component parts thereof. Landlord warrants that the heating system and the exhaust fans installed in the Addition will be in good operating condition as of the Commencement Date, provided Tenant shall, subject to Landlord's obligations in the preceding sentence, maintain the same in good operating condition at Tenant's own risk and expense and deliver the same to Landlord at the termination of this lease in the same good condition as existed at the beginning of the original term of this lease, normal wear and tear excepted. To the extent practicable and permissible, Landlord shall permit Tenant to enjoy the benefit of all builders and contractors' warranties and guarantees, and any common law right of action which Landlord may have with respect to the New Improvements for so long as no Event of Default exists under the terms of this lease. After the first lease year, Landlord will assign to Tenant any such builders' and contractors' warranties and guarantees for Tenant's use during the remainder of the Term. In the event any builders' or contractors' warranties and guarantees cannot be assigned to Tenant, Landlord agrees to notify Tenant in writing, prior to the expiration of the first lease year, identifying such warranties and guarantees and providing Tenant with copies of the same. Landlord agrees to cooperate with Tenant and take all reasonable steps to ensure that any maintenance, repair or replacement covered by such warranties and guarantees is promptly completed, or the cost recovered, for the benefit of Tenant, provided that Landlord shall have no liability for any costs associated with such maintenance, repair or replacement. Landlord agrees that the general construction contract for the New Improvements shall contain a provision that Tenant is a third party beneficiary of Landlord's rights under such contract; provided that Tenant shall not exercise any such rights (x) prior to the end of the first lease year or (y) with respect to any matter or claim which arose prior to the end of the first lease year and which Landlord is actively pursuing with the contractor. Tenant shall notify Landlord prior to exercising any right pursuant to the preceding sentence. Landlord shall provide Tenant with a copy of any and all construction contracts for the Addition and Landlord agrees Tenant shall have the right to approve any changes to such contracts consistent with the rights provided under subsection 4(b). In the event Landlord desires to change its general contractor from J.M. Turner Company, Landlord agrees it shall obtain Tenant's prior written approval to such change, provided Tenant's approval shall not be unreasonably withheld or delayed.

       (b) Landlord and Tenant may from time to time prior to completion of construction agree in writing to certain modifications and/or changes in the Plans and Specifications; and neither party shall unreasonably withhold its consent to such modifications and/or changes. Agreement and approval of any such modifications and the costs thereof shall be in writing or by signing or initialing of the proposed changes by both parties through their authorized representatives. All such modifications and/or changes requested by Tenant shall be made by Landlord and the net cost thereof, taking into account any savings realized by Landlord, shall be paid to Landlord by Tenant on or before the Commencement Date. The costs of such increases shall include, in addition to the payment of actual costs thereof to Landlord, a developer's fee of 10% of such actual costs.

       (c) All of the work to be performed by or on behalf of Landlord (and any finish work that Tenant shall undertake to complete) shall be done in a workmanlike manner by licensed persons, including but not limited to architects, engineers, contractors and subcontractors, and shall be in compliance with all governmental rules, orders, licenses, zoning and building requirements applicable thereto. All permits and licenses in connection with the initial construction of the Addition shall be paid for by Landlord. Upon completion of construction of the New Improvements, Landlord shall obtain and deliver to Tenant a certificate of occupancy evidencing the right of Tenant to use the Addition and shall provide Tenant with copies of all required governmental permits obtained by Landlord with respect to the construction of the New Improvements and of as built plans and specifications and with an architect's certificate of substantial compliance with the Plans and Specifications and with the Covenants (as defined in Subsection 6(e)).

       (d) Tenant shall, at its sole cost and expense, furnish and install all trade fixtures, furnishings, and other tangible personal property of the Tenant. Tenant agrees to hold Landlord harmless from any mechanic's and materialmen's liens arising out of any work at the Premises by or on behalf of Tenant; to do all such work in a good and workmanlike manner and comply with all governmental laws, rules, regulations and requirements; and to save Landlord harmless and indemnify Landlord against all injury, liens, loss, claims or damage to any person or property occasioned by or growing out of any work by Tenant or any employees, agents, contractors, licensees or invitees ("AGENTS") of Tenant at the Premises, except for any such work performed by Landlord or its employees or contractors on the Addition prior to the Commencement Date or as punchlist items or corrective work during the first lease year as provided in Subsection 4(a), which shall be covered by builder's risk policies carried by Landlord or its contractors.

       (e) Landlord agrees to give Tenant access to the Addition prior to the Commencement Date to inspect the same and install therein fixtures, supplies, machinery and equipment and other property of Tenant provided that any such entry and the making of any such improvements and any such installation shall be done without hindering in any way Landlord's construction of the New Improvements. From and after the date of entry by Tenant into the Addition for the purpose of installing Tenant's personal property and trade fixtures, Tenant shall be responsible for and shall pay all electricity costs and other utility costs attributable to Tenant's work in connection with the installation of trade fixtures and Tenant's use of the Addition. In addition, Tenant shall, as of the date of entry onto the New Improvements, deliver to Landlord the evidence of insurance required by the terms of this lease, either in builder's risk form or in such other form as the Landlord or its insurance agent or mortgagee may reasonably require. In addition, Tenant agrees to hold Landlord and its contractors harmless from any and all injury, loss or damage or claims of injury, loss or damage, of whatever nature, to any person or property caused by or resulting from the entry upon and the use of the Addition by Tenant before the Commencement Date which may not, at the time, be covered by insurance, excluding any injuries, losses, damages or claims caused solely by the acts or omissions of Landlord, its contractors or subcontractors or any of their respective employees.

       (f) For purposes of this lease, the Commencement Date shall be the earlier of (i) the date of the delivery by Landlord of (A) a final or temporary certificate of occupancy issued by the appropriate governmental authority and permitting Tenant to take possession of the Addition, and (B) a certificate of substantial completion issued by the project architect, or (ii) the date Tenant commences the conduct of business in or from the Addition; provided however, Tenant's use of the Addition for inspection and installation of fixtures, supplies, etc as provided in Subsection 4(e) shall not constitute conducting business for purposes of determining the Commencement Date, or (iii) the date when Landlord would have been able to deliver the documents provided for in Subsection (i) above but for delays actually caused by Tenant or its Agents; provided the provisions of this clause (iii) shall not cause the Commencement Date to occur prior to the date which is five
  (5) months from the date of this lease. Landlord shall provide at least thirty (30) days prior notice to the Tenant of the anticipated Commencement Date and Landlord shall give Tenant access to the Addition during such thirty (30) day period in accordance with Section 4(e).

       (g) The Original Lease shall remain in full force and effect until the Commencement Date. From and after the Commencement Date, this lease shall supercede and replace the Original Lease. Landlord's obligations hereunder are contingent upon Guarantor consenting, in a separate written agreement in form reasonable satisfactory to Landlord, to this Amended and Restated Lease solely for the purpose of, and in which Guarantor agrees that its liability and obligations under the Original Lease, as modified by this Agreement, shall continue with respect to the Original Space through April 30, 2006.

       5. Acceptance of Premises. Tenant has examined and knows the condition of the Premises (excluding the Addition), the zoning, streets, sidewalks, parking areas, curbs and access ways adjoining it, visible easements, any surface conditions and the present uses, and Tenant accepts them in the condition in which they now are, without relying on any representation, covenant or warranty by Landlord. Tenant and its Agents shall have the right, at Tenant's own risk, expense and responsibility, at all reasonable times prior to the Commencement Date, to enter the Addition for the purpose of taking measurements and installing its furnishings and equipment.

       6. Use; Compliance.

       (a) Permitted Use. Tenant shall occupy and use the Premises for an office/warehouse/light manufacturing facility with customary associated uses and in such a manner as is lawful, reputable and will not create any nuisance, subject however, to any restrictions imposed on such permitted use by applicable zoning ordinances or other laws or by the Covenants or any other restrictions of record. Without limiting the foregoing, such permitted use shall exclude any use that would cause the Premises or the Property to be deemed a "place of public accommodation" under the Americans with Disabilities Act (the "ADA").

       (b) Compliance. From and after the Commencement Date, Tenant shall comply promptly, at its sole expense, (including making any alterations or improvements) with all laws (including the ADA), ordinances, notices, orders, rules, regulations and requirements, including without limitation the Covenants, regulating the Premises during the Term which impose any duty upon Landlord or Tenant with respect to Tenant's use, occupancy or alteration of, or Tenant's installations in or upon, the Property including the Premises, (as the same may be amended, the "LAWS AND REQUIREMENTS").

       (c)  Environmental.  Tenant shall comply, at its sole
  expense, with   all Laws  and   Requirements  as  set  forth
  above, all manufacturers' instructions and all requirements of insurers relating to the treatment, production, storage, handling, transfer, processing, transporting, use, disposal and release of hazardous substances, hazardous mixtures, chemicals, pollutants,
  petroleum products, toxic   or   radioactive   matter   (the
   "RESTRICTED ACTIVITIES").   Tenant  shall deliver to
  Landlord copies of all Material Safety Data Sheets or other written information prepared by manufacturers, importers or suppliers of any chemical and all notices, filings, permits and any other written communications from or to Tenant and any entity regulating any Restricted Activities.

       (d) Notice. If at any time during or after the Term, Tenant becomes aware of any inquiry, investigation or proceeding regarding the Restricted Activities or becomes aware of any claims, actions or investigations regarding the ADA, Tenant shall give Landlord written notice, within five (5) days after first learning thereof, providing all available information and copies of any notices.

       (e) Covenants. Tenant acknowledges that the Park and the Premises are subject to the restrictive covenants imposed by instrument dated December 6, 1983 of record in Deed Book 1495, page 1797 in the Clerk's Office of the Circuit Court for the City of Roanoke, Virginia, as the same may be amended from time to time (the "COVENANTS"), and thereby agrees to conduct its operations on and occupy the Premises in accordance with and to otherwise comply with the Covenants.

       7. Term. The Term of this lease shall commence on the Commencement Date and shall end at 11:59 p.m. on the last day of the Term (the "EXPIRATION DATE"), without the necessity for notice from either party, unless sooner terminated in accordance with the terms hereof. At Landlord's request, Tenant shall provide a written confirmation of the Commencement Date and Expiration Date.

       8.  [Intentionally Omitted.]

       9.  Operation of Premises; Payment of Expenses.

       (a) Taxes and Other Impositions.

           (i)  Tenant agrees to pay before they become
  delinquent all real estate taxes and special assessments that may be lawfully levied or assessed against the Premises. Taxes for the first and last lease years shall be prorated.

           (ii) Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the Term upon Tenant's fixtures, furniture, appliances and personal property installed or located in or on the Premises. Tenant shall also pay all franchise taxes, business taxes or other similar taxes that may be levied or imposed upon the Premises or the business carried on therein and also all other taxes and rates which are payable by Tenant.

           (iii)  If  Landlord  shall receive any statement
  or notice relative to any tax or assessment, in whole or part payable by Tenant, Landlord shall promptly after receipt thereof deliver a copy of the same to Tenant. Tenant shall have the privilege, before delinquency occurs, of contesting, objecting to or opposing the
  legality   or  validity  of  any  such  taxes,
  assessments, impositions or charges, in Landlord's name if necessary, provided that prompt notice of such contest, objection or opposition shall be given to Landlord by Tenant at least twenty (20) days before any delinquency and provided further that such contest, objection or opposition shall not be carried on or maintained after the aforesaid time limit for the payment by Tenant of the obligation, unless Tenant shall have duly paid the amount involved under protest or shall procure and maintain a stay of all proceedings to enforce any collection thereof, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money or by a good and sufficient undertaking as may be required or permitted by law to accomplish such a stay, unless Tenant shall furnish Landlord with a bond of a surety company qualified to do business within the Commonwealth of Virginia, satisfactory to Landlord, which in form, content and amount of penalty, shall likewise be reasonably satisfactory to Landlord. In the event of any such contest, objection, or opposition, Tenant promises and agrees, after the final determination thereof adversely to Tenant, to fully pay and discharge the amounts involved in or affected by such contest, objection or opposition, together with any penalties, fines, interest, costs, and expenses that may have accrued thereon that may result from any such action by Tenant.

          (iv) Should any governmental taxing authority levy, asses or impose a tax and/or assessment (other than a net income tax) upon or against the rentals payable by Tenant to Landlord and/or against the gross receipts received by Landlord from Tenant, either by way of substitution for or in addition to any existing tax on land or buildings or otherwise, Tenant shall be responsible for and pay such tax or assessment, or shall reimburse the Landlord for the amount thereof, as the case may be, as Additional Rent, within thirty (30) days of receipt of a bill therefor from Landlord.

           (v)  If  it  shall  not be lawful for Tenant  to
  reimburse Landlord  for  any of the taxes, assessments or
  other  impositions, the  Minimum Annual Rent shall be
  increased by the amount of   such imposition , unless
  prohibited by law.

       (b) Insurance.

           (i) Property. Tenant, at its sole cost and expense, shall keep in effect insurance against loss or damage to the building and other improvements now or hereafter located on the Premises by fire and such other casualties as may be included in the broadest form of all-risk insurance from time to time available, in an amount equal to the full replacement cost of the Premises and other improvements, and such other insurance as Landlord may reasonably deem appropriate or as may be required
  from time-to-time  by  any mortgagee.   The  policies
  described in this subsection (i) shall name Landlord as the insured party, and in addition shall contain standard mortgagee endorsement in favor of any mortgagee of Landlord's interest or, at the election of any such mortgagee, any reasonable variation of such endorsement. Tenant shall maintain a 12 month rental coverage endorsement or other comparable form of coverage as part of its fire, extended coverage and special form insurance.

         (ii)  Liability.  Tenant, at its own expense, shall
  keep   in effect  commercial general liability insurance
  with respect to the Premises and the Property, including coverage in respect to its obligations of indemnity assumed in this lease, with such limits of liability for bodily injury (including death) and property damage as reasonably may be required by Landlord from time-to-time, but not less than an aggregate limit of $10,000,000 per occurrence and a general aggregate limit of not less than $3,000,000 (which aggregate limit shall apply
  separately  to  each  of   Tenant's locations  if  more than
  the Premises); however, such limits  shall not  limit  the
  liability  of Tenant  hereunder.   The  policy of
  comprehensive general public liability insurance also shall name Landlord and any other entity having an insurable interest in or relating to the Premises and designated by Landlord, including any mortgagee of Landlord, as insured parties with respect to the Premises, shall be written on an "occurrence" basis and not on a "claims made" basis, shall provide that it is primary with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance, shall provide that it shall not be cancelable or reduced without at least thirty (30) days prior written notice to Landlord and shall be issued in form satisfactory to Landlord. The insurer shall be a responsible insurance carrier which is authorized to issue such insurance and licensed to do business in the state in which the Premises is located and which has at all times during the Term a rating of no less than A VII in the most current edition of Best's Insurance Reports. Tenant shall deliver to Landlord on or before the Commencement
  Date, and subsequently renewals of, a certificate of insurance evidencing such coverage and the waiver of subrogation described below and the naming of Landlord, and any agent of Landlord acting as the manager of the Premises with respect to whom Landlord has given written notice to Tenant, as insured parties with respect to the Premises.

         (iii) Waiver of Subrogation. Landlord and Tenant shall have included in their respective property insurance policies waivers of their respective insurers' right of
  subrogation against the  other party.   If  such a waiver
  should be unobtainable or unenforceable, then such policies of insurance shall state expressly that such policies shall not be invalidated if, before a casualty, the insured waives the right of recovery against any party responsible for a casualty covered by the policy. Upon request of either party, the other party shall provide written evidence acceptable to the requesting party that its insurer or insurers have waived their rights of subrogation as hereinabove provided.

         (iv) Increase of Premiums. Tenant shall not undertake any activity on or with respect to the Premises or fail to do anything reasonably expected of Tenant with respect to the Premises which will increase the cost of Landlord's insurance or which will prevent Landlord from procuring policies (including public liability) from companies and in a form satisfactory to Landlord.
  If any breach of the preceding sentence by Tenant causes the rate of any insurance carried by Landlord to be increased, Tenant shall pay the amount of such increase as Additional Rent promptly upon being billed.

       (c)  Repairs and Maintenance.
            (i)   Except as otherwise expressly provided
  herein, Landlord shall have no obligation to maintain, replace, or repair the Premises, or any improvements, equipment or fixtures located therein. Tenant shall inspect the Addition and the New Improvements prior to taking possession thereof. Upon taking possession and subject to the provisions of Subsection 4(a), Tenant shall be deemed to have accepted the Premises "AS IS" except for punchlist items which Tenant notifies Landlord of within thirty (30) days of taking possession of the Addition.

            (ii) Tenant shall, at its own risk and expense keep and maintain all structural and non-structural parts of the Premises in good order, condition and repair. All such repairs or replacements shall be performed in a good and workmanlike manner and in compliance with the laws and other requirements of all federal, state and municipal governments, including the appropriate boards, commissions and underwriting agencies or other bodies now or hereafter exercising similar rights and powers. If Tenant shall fail to make such repairs within a reasonable time after such repairs become necessary or, if, in Landlord's judgment, such repairs are not completed in a good and workmanlike manner, then Landlord may notify Tenant in writing setting forth the repairs which Landlord reasonably determines need to be made. If Tenant fails to make such repairs or replacements within fifteen (15) days after receiving such notice from Landlord, then Landlord shall have the right (but not the obligation) to enter the Premises and make such repairs or replacements as may be necessary under the circumstances. Such repairs made by Landlord shall be charged to and paid by Tenant as Additional Rent and shall be paid to Landlord within thirty (30) days after a bill or bills for such charges is presented to Tenant.

        (iii) At the termination of this lease, Tenant shall deliver up the Premises broom clean, free of contamination by hazardous or toxic substances, including petroleum or petroleum products, located on the Premises as a result of the act or omission of Tenant or its Agents, and in the same good and sanitary order and condition as existed at the beginning date of this lease, normal wear and tear excepted.

        (iv) Tenant shall at all times during the term of this lease provide and maintain reasonable security as to the Premises and maintain heat in the Premises sufficient to keep the Premises at a minimum temperature of 35 degrees Fahrenheit, unless otherwise agreed between the parties hereto or unless otherwise impossible due to factors outside of the Tenant's control, in which event Tenant shall give immediate written notice to Landlord of its inability to comply with this Subsection (iv).

        (v) Tenant shall at all times keep the loading docks, stoops and stairs adjacent to and serving the Premises in a safe condition reasonably free of dirt, grime, snow and ice.

        (vi) Tenant shall not load the concrete floor slab with loads in excess of 500 psf except as otherwise provided in the Plans and Specifications. To the extent the floor is damaged as a result of excess loading, Tenant shall be responsible for and shall repair, at its sole cost, any such damage.

        (vii) Except as specifically otherwise provided in this Section (c) and in Section 14, Tenant at its sole expense shall maintain the Premises in good order and condition, promptly make all repairs necessary to maintain such condition, and repair any damage to the Premises caused by Tenant or its Agents. All repairs made by Tenant shall utilize materials and equipment which are comparable to those originally used in constructing the Building and Premises. When used in this Section (c), the term "repairs" shall include replacements and renewals when necessary.

       (d)   Utility Charges.  Tenant shall pay for water,
  sewer, gas, electricity,   heat,  power,  telephone  and
  other   communication services and any other utilities
  supplied to or consumed in or on the Premises and shall make payments when due directly to the utility or
  service  company  involved.   Landlord  shall  not  be
  required to pay for any services, supplies or upkeep in connection with utilities or other services to the Premises or be responsible or liable for any interruption in utility service, nor shall such interruption affect the continuation or validity of this lease.

       (e)    Net  lease.   Except  for any  obligations  of
  Landlord expressly set forth herein, this lease is a "triple net lease" and Landlord shall receive the Minimum Annual Rent as net income from the Premises, not diminished by any expenses other than payments under any mortgages, and, except as otherwise expressly provided herein, any present or future law to the contrary notwithstanding, Tenant shall not be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction, with respect to any Minimum Annual Rent, Additional Rent or other sum payable hereunder, nor shall the obligations of Tenant hereunder be affected by reason of: (i) any damage to or destruction of the Premises or any taking of the Premises or any part thereof by condemnation or otherwise; (ii) any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Premises, or any interference with such use, occupancy or enjoyment by any person; (iii) the impossibility or illegality of performance by Landlord, Tenant or both; (iv) any action of any governmental authority; or (v) any other cause whether similar or dissimilar to the foregoing. Landlord is not and shall not be required to render any services of any kind to Tenant.

       10. Signs. Except for signs shown in the approved Plans and Specifications, preexisting signs permitted under the Original Lease and those which are located wholly within the interior of the Premises and not visible from the exterior of the Premises, no signs shall be placed on the Premises without the prior written consent  of  Landlord,  which consent  shall  not  be
  unreasonably withheld  or  delayed.   All signs installed
  by Tenant shall be maintained by Tenant in good condition and Tenant shall remove all such signs at the termination of this lease and shall repair any damage caused by such installation, existence or removal.




       11.   Alterations and Fixtures.

       (a) Subject to Section 12, Tenant shall have the right to install its trade fixtures, shelves, bins, machinery and equipment in the Premises, provided that no such installation or removal thereof shall adversely
  affect any  structural  portion  of  the Premises.   At the
  expiration or termination of this lease and at the option of Landlord, Tenant shall remove such installation(s) and, in the event of such removal, Tenant shall repair any damage caused by such installation or removal. If Tenant, with Landlord's written consent, elects not to remove such installation(s) at the expiration or termination of this lease, all such installations shall remain on the Premises and become the property of Landlord without payment by Landlord.

       (b) Except for non-structural changes which do not exceed $25,000 in the aggregate, Tenant shall not make or permit to be made any alterations to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall pay the costs of any required architectural/engineering reviews. In making any alterations, (i) Tenant shall deliver to Landlord the plans, specifications and necessary permits, together with certificates evidencing that Tenant's contractors and subcontractors have adequate insurance coverage naming Landlord and any other entities having an insurable interest in or relating to the Premises and designated by Landlord as additional insureds, at least ten
  (10) days prior to commencement thereof, (ii) such alterations shall not impair the structural strength of the Building or any other improvements or reduce the value of the Premises, (iii) Tenant shall comply with Section 12 and (iv) other occupants of the Park shall not be unreasonably disturbed thereby. All alterations to the Premises by Tenant shall be the property of Tenant until the expiration or termination of this lease; at which time all such alterations shall remain on the Premises and become the property of Landlord without payment by Landlord unless Landlord gives written notice to Tenant to remove the same, in which event Tenant will remove such alterations and repair any resulting damage. Tenant may, not less than fifteen (15) days prior to Tenant making any alterations, give written notice to Landlord requesting Landlord to notify Tenant in writing as to whether Tenant is required to remove such alterations at the expiration or termination of this lease. If Landlord fails to so notify Tenant by the end of such fifteen (15) day period, then Tenant shall remove such alterations at the expiration or termination of this lease.



       12.   Mechanics' Liens.

       (a) Tenant shall pay when due any contractors and materialmen who supply labor, work or materials to Tenant at the Premises and shall take all steps permitted by law in order to avoid the imposition of any mechanic's lien upon all or any portion of the Premises. Should any such lien or notice of lien be filed for work performed for Tenant other than by Landlord, Tenant shall bond against or discharge the same within fifteen (15) days after Tenant has notice that the lien or claim is filed regardless of the validity of such lien or claim. Landlord shall pay all contractors and materialmen who supply labor, work or materials to Landlord in connection with the construction of the Addition and shall take all steps permitted by law in order to avoid the imposition of any mechanic's lien upon all or any portion of the Premises which may affect Tenant's quiet enjoyment of the Premises.

       (b) Nothing in this lease is intended to authorize Tenant to do or cause any work to be done or materials to be supplied for the account of Landlord, all of the same to be solely for Tenant's account and at Tenant's risk and expense. If Tenant shall fail to discharge or bond off any such lien, then Landlord shall have the right (but not the obligation) to pay or discharge any such lien or claim of lien and treat such lien or claim of lien as a default under the terms of this lease. If Landlord elects to pay or discharge any such lien or claim of lien, then Tenant shall pay to Landlord all of Landlord's expenses incurred, including reasonable attorneys' fees, together with interest on the funds so advanced at the Default Rate, which payment shall be deemed Additional Rent and payable by Tenant within ten (10) days after receipt of written evidence that the lien has been paid.

       (c) Throughout this lease the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon all or any portion of, interest in or income from the Premises on account of any mechanic's, laborer's, materialman's or construction lien or arising out of any debt or liability to or any claim of any contractor, mechanic, supplier, materialman or laborer and shall include any mechanic's notice of intention to file a lien given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person claiming to be entitled to any mechanic's lien.

       13. Landlord's Right of Entry. Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times following reasonable notice (except in the event of an emergency), for the purpose of inspection, maintenance or making repairs, alterations or additions as well as to exhibit the Premises for the purpose of sale or mortgage and, during the last 12 months of the Term, to exhibit the Premises to any prospective tenant. Landlord will make reasonable efforts not to inconvenience Tenant in exercising the foregoing rights, but shall not be liable for any loss of occupation or quiet enjoyment thereby occasioned. Tenant shall, prior to taking possession of the Addition, deliver a complete set of keys to the Premises to the Landlord for emergency use. Tenant covenants that if it shall thereafter change or add additional locks on the doors to the Premises it will immediately provide new keys to the Landlord.

       14. Damage by Fire or Other Casualty. In the event the Premises are damaged or destroyed by fire or other cause, Tenant shall give immediate notice thereof to Landlord. The rights and obligations of Landlord and Tenant in the event of such fire or other casualty shall be as follows:

       (a) Landlord shall promptly make application for all governmental licenses and permits necessary to rebuild the damaged Premises and Tenant shall promptly make a claim for the insurance proceeds related to the improvements on the Premises so damaged or destroyed.

       (b) As soon as such insurance proceeds have been received Tenant shall notify Landlord and make such proceeds available to Landlord, together with any additional funds necessary to repair and restore the damaged improvements. Unless this lease is terminated pursuant to Subsections 14(c) or 14 (e), Landlord shall within ten (10) days after such funds have been made available for such purpose and all necessary governmental licenses and permits have been obtained (the "Determination Date"), commence restoration of the Premises and prosecute the same diligently to completion.

       (c) Landlord shall notify Tenant in writing, within ten (10) days after the Determination Date, if Landlord anticipates, in its reasonable determination, that the restoration will take more than nine (9) months from the Determination Date to complete; in such event, either Landlord or Tenant may terminate this lease effective as of the date of casualty by giving written notice to the other within ten (10) days after Landlord's notice.

       (d) All insurance proceeds arising from such damage or destruction shall be made available to Landlord for that purpose. Landlord's obligations under this Section 14 to repair or restore the Premises shall in all events be limited to the extent of the insurance proceeds and other funds made available to Landlord for such purposes; provided, however, that the obligation of Landlord to repair such damage shall initially be limited to that portion of the Premises, such as the footings, foundations, exterior walls, roof, and the interior improvements originally installed by Landlord at Landlord's expense for Tenant's benefit, and then, to the extent sufficient funds are made available to Landlord, any construction, alterations or improvements installed by Tenant (with Landlord's written consent at Tenant's expense or by Landlord at Tenant's expense). Tenant shall, upon notice from Landlord that Landlord has not been provided sufficient funds for such purpose, promptly repair or replace all additions, alterations or improvements to the Premises originally installed for Tenant's benefit at Tenant's expense.

       (e) If the Premises are substantially damaged or destroyed during the last twelve (12) months of the Term or any extension thereof, Landlord may cancel this lease effective upon the date the damage or destruction occurred upon thirty (30) days notice to Tenant unless Tenant has the right to extend the Term for at least three (3) more years and does so within thirty (30) days after the date of the casualty. For the purpose of this Section, the Premises shall be deemed "substantially damaged or destroyed" if more than fifty (50%) percent of the gross area of the Premises is destroyed or the repair and replacement of the Premises cannot be completed within 180 days from the date such damage or destruction occurs.

       (f) Except to the extent specifically provided for in this lease, neither the Rent nor any additional rent payable by Tenant, nor any of Tenant's other obligations under any provisions of this lease, shall be affected by any damage or destruction of the Premises by any cause whatsoever, and Tenant hereby specifically waives any and all additional rights it might otherwise have under any law or statute.

       15.  Condemnation.

       (a) Termination. If (i) more than fifty percent (50%) of the Premises are taken by a condemnation or otherwise for any public or quasi-public use, (ii) any part of the Premises is so taken and the remainder thereof is insufficient in Tenant's opinion for the reasonable operation of Tenant's business or (iii) any of the Premises is so taken, and, in Landlord's opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Premises, then this lease shall terminate and all unaccrued obligations hereunder shall cease as of the day before possession is taken by the condemnor.


       (b) Partial Taking. If there is a condemnation and this lease has not been terminated pursuant to this Section, (i) Landlord shall restore the Building and the improvements which are a part of the Premises to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which the condemnor took possession and (ii) the obligations of Landlord and Tenant shall be unaffected by such condemnation except, from and after the date upon which the condemnor took possession of the condemned space, the Minimum Annual Rent shall be reduced by multiplying the Minimum Annual Rent by a fraction, the numerator of which is the total number of square feet of leased space lost by the condemnation and the denominator of which is 399,182.

       (c) Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a claim against the condemnor for its personal property, trade fixtures, moving expenses and business dislocation damages to the extent that such claim does not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid and except as set forth in (d) below, Tenant hereby assigns all claims against the condemnor to Landlord.

       (d) Temporary Taking. No temporary taking of the Premises shall terminate this lease or give Tenant any
  right to any  rental abatement.   Such a temporary taking
  will be treated as if Tenant had sublet the Premises to the condemnor and had assigned the proceeds of the subletting to Landlord to be applied on account of Tenant's obligations hereunder. Any award for such a temporary taking during the Term shall be applied first, to Landlord's costs of collection and, second, on account of sums owing by Tenant hereunder, and if such amounts applied on account of sums owing by Tenant hereunder should exceed the entire amount owing by Tenant for the remainder of the Term, the excess will be paid to Tenant.
  Notwithstanding the above, any temporary taking which continues for more than one (1) year shall thereafter be considered a termination subject to the provisions of Subsection 15(a).

       16.  Non-Abatement  of  Rent.   Except  as  otherwise
  expressly provided as to condemnation in Section 15(b), there shall be no abatement or reduction of the Rent for any cause whatsoever, and this lease shall not terminate, and Tenant shall not be entitled to surrender the Premises.

       17.  Indemnification.
                                                           (a)
  Subject to Sections 9(b)(iii) and 18, Tenant will protect, indemnify and hold harmless Landlord and its Agents from and against any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property in or about the Premises or arising out of the occupancy or use of the Premises by Tenant or its Agents or occasioned wholly or in part by any act or omission of Tenant or its Agents, whether prior to, during or after the Term, unless such loss, injury or damage was caused solely by the negligence of Landlord or its Agents. In case any action or proceeding is brought against Landlord and/or its Agents by reason of the foregoing, Tenant, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Landlord and its Agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord and its Agents. Tenant's obligations pursuant to this Section 17 shall survive the expiration or termination of this lease.

       (b) Subject to Sections 9(b)(iii) and 18, Landlord will protect, indemnify and hold harmless Tenant and its Agents from and against any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts)in connection with loss of life, personal injury or damage to property in or about the Premises occasioned by any act or omission of Landlord or its Agents, whether prior to, during or after the Term, unless such loss, injury or damage was caused by the negligence of Tenant or its Agents. In case any action or proceeding is brought against Tenant and/or its Agents by reason of the foregoing, Landlord, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Tenant and its Agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Landlord and approved by Tenant and its Agents. Landlord's obligations pursuant to this
  Section 17 shall survive the expiration or termination of this lease.

       18. Waiver of Claims. Landlord and Tenant each hereby waives all claims for recovery against the other for any loss or damage which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party or its Agents; provided, however, that such waiver by Landlord shall not be effective with respect to any liability of Tenant described in Sections 6(c) and 9(c)(iv).

       19. Quiet Enjoyment. Landlord represents and covenants that it has full right and authority to execute this lease and grant the estate demised hereunder, and that Tenant, upon performing all of its covenants, agreements and conditions of this lease, shall have quiet and peaceful possession of the Premises as against anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this lease.

       20.  Assignment and Subletting.

       (a)  Limitation.   Tenant  shall  not  transfer  this
  lease, voluntarily  or  by  operation of law, without  the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required in the event of any transfer by Tenant to an affiliate of Tenant or, in the case of a change in ownership or control of Tenant, a successor entity which is at least as creditworthy as Tenant as of the date of this lease and provided Tenant delivers to Landlord the instrument described in Section (c)(iii) below, together with a certification of such creditworthiness by Tenant and such affiliate. Any transfer not in conformity with this
  Section 20 shall be void at the option of Landlord, and Landlord may exercise any or all of its rights under
  Section 25. A consent to one transfer shall not be deemed to be a consent to any subsequent transfer. "Transfer" shall include any sublease, assignment, license, change
  in  control  of   Tenant, mortgage  or  hypothecation  of
  this lease or Tenant's interest therein or in all or a portion of the Premises.

       (b)  Offer to Landlord.  Tenant acknowledges
  that the terms of this lease, including the Minimum Annual Rent, have been based on the understanding that Elizabeth Arden, Inc. would be the tenant under this lease for the entire Term. Therefore, upon Tenant's request to transfer all or a portion of the Premises to any person for whom Landlord's consent is required pursuant to Section 20(a), at the option of Landlord, Tenant and Landlord shall execute an amendment to this lease removing such space from the Premises, Tenant shall be relieved of any liability with respect to such space and Landlord shall have the right to lease such space to any party, including Tenant's proposed transferee.

       (c)  Conditions.   Notwithstanding the above, the
  following shall apply to any transfer, with or without Landlord's consent:

            (i) As of the date of any transfer, Tenant shall not be in default under this lease nor shall any act or omission have occurred which would constitute a default with the giving of notice and/or the passage of time.

            (ii)  No transfer shall relieve Tenant of
  its obligation to pay the Rent and to perform all its other obligations hereunder. The acceptance of Rent by Landlord from any person shall not be deemed to be a waiver by Landlord of any provision of this lease or to be a consent to any transfer.

            (iii)  Each transfer shall be by a written
  instrument in form and substance satisfactory to Landlord which shall (A) include an assumption of liability by any transferee of all Tenant's obligations and the transferee's ratification of and agreement to be bound by all the provisions of this lease, (B) afford Landlord the right of direct action against the transferee pursuant to the same remedies as are available to Landlord against Tenant and (C) be executed by Tenant and the transferee.

            (iv) Tenant shall pay, within thirty (30) days of receipt of an invoice which shall be no less than $500, Landlord's reasonable attorneys' fees and costs in connection with the review, processing and documentation of any transfer for which Landlord's consent is requested.

       21.  Subordination;  Mortgagee's Rights.

       (a) This lease shall be subordinate to any first mortgage or other primary encumbrance now or hereafter affecting the Premises, provided any such mortgagee agrees in writing that so long as Tenant is in compliance with the terms and conditions of this lease, then in the event of a foreclosure under any such mortgage or encumbrance affecting the Premises, such mortgagee will not disturb the rights of Tenant under the terms or this lease and Tenant shall attorn to the new landlord hereunder. Although the subordination is self-operative, within fifteen (15) days after written request, Tenant shall execute and deliver any further instruments confirming such subordination of this lease and any further instruments of attornment that may be desired by any such mortgagee or Landlord, provided Tenant receives an agreement of nondisturbance as hereinabove set forth. However, any mortgagee may at any time subordinate its mortgage to this lease, without Tenant's consent, by giving written notice to Tenant, and thereupon this lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery; provided, however, that such subordination shall not affect any mortgagee's right to condemnation awards, casualty
  insurance   proceeds, intervening  liens  or  any right
  which shall arise between the recording of such mortgage and the execution of this lease.



       (b) Tenant agrees, if requested by Landlord, to amend this lease to conform to any reasonable amendments requested by any mortgagee of Landlord's interest in the Premises provided that any such amendments do not increase the rents or otherwise materially adversely affect Tenant's rights or obligations under this lease.

       (c) It is understood and agreed that any mortgagee shall not be liable to Tenant for any funds paid by Tenant to Landlord unless such funds actually have been transferred to such mortgagee by Landlord.

       (d) Notwithstanding the provisions of Sections 14 and 15 above, Landlord's obligation to restore the Premises after a casualty or condemnation shall be subject to the consent and prior rights of Landlord's first mortgagee.

       22.  Recording; Tenant's Certificate.

       (a) This lease shall not be recorded. At the request of either party, a short form memorandum of this lease suitable for recordation, but in no way varying the provisions of this lease, shall be entered into by
  Landlord and Tenant containing a description of the Property, the term of this lease, any renewal options and such other terms as the parties may agree. The cost of preparing and recording such a memorandum shall be at the
  expense of   the   requesting  party.   Upon  the
  expiration  or   earlier termination of this lease, Tenant
  agrees to deliver to Landlord a lease termination agreement, in recordable form, containing such terms and conditions as may be reasonably required by Landlord to better evidence the termination of this lease.

       (b) Within ten (10) days after Landlord's written request from time to time:

            (i) Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying the Commencement Date and Expiration Date of this lease, that this lease is in full force and effect and has not been modified and otherwise as set forth in the form of estoppel certificate attached as Exhibit "F" or with such modifications as may be necessary to reflect accurately the stated facts and/or such other certifications as may be requested by a mortgagee or purchaser. Tenant understands that its failure to execute such documents may cause Landlord serious financial damage by causing the failure of a financing or sale transaction; and

            (ii) Tenant shall furnish to Landlord, Landlord's mortgagee, prospective mortgagee or purchaser reasonably requested financial information.

       23.  Surrender; Abandoned Property.

       (a) Subject to the terms of Sections 11(b), 14(a) and 15(b), at the expiration or termination of this lease, Tenant promptly shall yield up in the same condition, order and repair in which they are required to be kept throughout the Term, the Premises and all improvements thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

       (b) Upon or prior to the expiration or termination of this lease, Tenant shall remove any personal property from the Premises. Any personal property remaining thereafter shall be deemed conclusively to have been abandoned, and Landlord, at Tenant's expense, may remove, store, sell or otherwise dispose of such property in such manner as Landlord may see fit and/or Landlord may retain such property as its property. If any part thereof shall be sold, then Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage and any Rent due under this lease.

       (c) If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or termination of this lease or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this lease, except that the monthly installment of the Minimum Annual Rent during such continued occupancy shall be double the amount applicable to the last month of the Term. Tenant shall also pay any Additional Rent attributable to Tenant's occupation of the Premises and any damages incurred by Landlord as a result of such holding over. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written
  consent shall constitute  a   default hereunder and shall be
  subject to all the remedies  available  to Landlord.

       24. Curing Tenant's Defaults. If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord within ten (10) days after written demand to Tenant for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's incurring such costs, which sums and costs together with interest shall be deemed Additional Rent.



       25.  Tenant's Defaults - Landlord's Remedies.

       (a)  Defaults.  It shall be an event of default:
            (i) If Tenant does not pay in full when due any and all Rent;
            (ii) If Tenant fails to observe and perform or otherwise breaches any other provision of this lease; or

            (iii) If Tenant becomes insolvent or bankrupt in any sense or makes a general assignment for the benefit of creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be
  levied  upon;   provided, however, that any proceeding
  brought  by anyone   other  than  Landlord  or  Tenant
  under any bankruptcy, insolvency, receivership or similar law shall not constitute a default until such proceeding has continued unstayed for more than sixty (60) consecutive days.

       (b)  Remedies.   Then, and in any such event, Landlord
  shall have the following rights:

            (i)  To enter and repossess the Premises, by
  breaking open locked doors if necessary, and remove all persons and all or any property therefrom, by action at law or otherwise, without being liable for prosecution or damages therefor, and Landlord may, at Landlord's option, make alterations and repairs in order to relet the Premises and relet all or any part(s) of the Premises for Tenant's account. Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting. In the event of reletting without termination of this lease, Landlord may at any time thereafter elect to terminate this lease for such previous breach.

            (ii) To accelerate the whole or any part of the Rent for the balance of the Term, and declare the same to be immediately due and payable.

            (iii) To terminate this lease and the Term without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken.

       (c)  Grace  Period.   Notwithstanding  anything
  hereinabove stated, neither party will exercise any available right because of any default of the other, except those remedies contained in Subsection 3(b), unless such party shall have first given ten (10) days written notice thereof to the defaulting party, and the defaulting party shall have failed to cure the default within such period; provided, however, that:

            (i) No such notice shall be required if Tenant fails to comply with the provisions of Sections 12 or 22(b), in the case of emergency as set forth in Section 24 or in the event of any default enumerated in subsection (a)
  (iii) of this Section.

            (ii) Landlord shall not be required to give such ten (10) days notice more than 2 times during any 12 month period.

            (iii) If the default consists of something other than the failure to pay money which cannot reasonably be cured within thirty (30) days, neither party will exercise any right or remedy if the defaulting party begins to cure the default within the thirty (30) days and continues actively and diligently in good faith to completely cure said default.

            (iv) Tenant agrees that any notice given by Landlord pursuant to this Section which is served in compliance with Section 29 shall be adequate notice for the purpose of Landlord's exercise of any available remedies.

       (d) Non-Waiver; Non-Exclusive. No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach. Efforts by Landlord to mitigate the damages caused by Tenant's default shall not constitute  a  waiver  of  Landlord's  right  to
  recover   damages hereunder.  No right or remedy herein
  conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the total amount due Landlord under this lease shall be deemed to be other than on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Rent due, or Landlord's right to pursue any other available remedy.

       (e) Costs and Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees, costs of suit, investigation expenses and discovery costs, including costs of appeal.

       26.   Representations.

       (a)  Tenant represents to Landlord and agrees that:

            (i) The word "Tenant" as used herein includes the Tenant named above as well as its successors and assigns, each of which shall be under the same obligations and liabilities and each of which shall have the same rights, privileges and powers as it would have possessed had it originally signed this lease as Tenant. However, no such rights, privileges or powers shall inure to the benefit of any assignee of Tenant immediate or remote, unless Tenant has complied with the terms of Section 20 and the assignment to such assignee is permitted or has been approved in writing by Landlord.

            (ii) If Tenant is a corporation, partnership or any other form of business association or entity, Tenant represents to Landlord that it is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this lease constitutes a valid and binding obligation enforceable in accordance with its terms. Tenant shall provide Landlord with corporate resolutions or other proof in a form acceptable to Landlord, authorizing the execution of this lease at the time of such execution.

       (b) If Landlord is a corporation, partnership or any other form of business association or entity, Landlord represents to Tenant that it is duly formed and in good standing, and has full corporate or partnership power and authority, as the case may be, to enter into this lease and has taken all corporate or partnership action, as the case may be, necessary to carry out the transaction contemplated herein, so that when executed, this lease constitutes a valid and binding obligation enforceable in accordance with its terms. Landlord shall provide Tenant with corporate resolutions or other proof in a form acceptable to Tenant, authorizing the execution of this lease at the time of such execution.

       27. Liability of Landlord. The word "Landlord" as used herein includes the Landlord named above as well as its successors and assigns, each of which shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed
  this lease as Landlord.   Any  such  person  or entity,
  whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations already accrued (and, as to any unapplied portion of Tenant's Security Deposit, Landlord shall be relieved of all liability therefor upon transfer of such portion to its successor in interest) and Tenant shall look solely to Landlord's successor in interest for the performance of the covenants and obligations of the Landlord hereunder which thereafter
  shall  accrue.   Neither Landlord  nor  any  principal of
  Landlord nor any owner of the Premises, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this lease or otherwise, Tenant shall look solely to the equity of Landlord in the Premises for the satisfaction of Tenant's claims. Notwithstanding the foregoing, no mortgagee or ground lessor succeeding to the interest of Landlord hereunder (either in terms of ownership or possessory rights) shall be (a) liable for any previous act or omission of a prior landlord, (b) subject to any rental offsets or defenses against a prior landlord or (c) bound by any amendment of this lease made without its written consent, or by payment by Tenant of Minimum Annual Rent in advance in excess of one monthly installment.

       28.  Interpretation; Definitions.

       (a) Captions. The captions in this lease are for convenience only and are not a part of this lease and do not in any way define, limit, describe or amplify the terms and provisions of this lease or the scope or intent thereof.

       (b) Entire Agreement. This lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Premises or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. This lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural number. The word "including" followed by any specific item(s) is deemed to refer to examples rather than to be words of limitation. Both parties having participated fully and equally in the negotiation and preparation of this lease, this lease shall not be more strictly construed, nor any ambiguities in this lease resolved, against either Landlord or Tenant.

       (c )  Covenants.   Each covenant, agreement,
  obligation, term, condition or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this lease unless otherwise expressly provided. All of the terms and conditions set forth in this lease shall apply throughout the Term unless otherwise expressly set forth herein.

       (d) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the Default Rate.

       (e)  Severability; Governing Law.  If any provisions of
  this lease shall be declared unenforceable in any   respect,
  such unenforceability shall not affect any other provision of this lease, and each such provision shall be deemed to be modified, if possible, in such a manner as to render it enforceable and to preserve to the extent possible
  the intent of the parties  as  set forth  herein.   This
  lease shall be construed and enforced in accordance with the laws of the state in which the Property is located.

       (f) "Mortgage" and "Mortgagee." The word "mortgage" as used herein includes any lien or encumbrance on the Premises or the Property or on any part of or interest in or appurtenance to any of the foregoing, including without limitation any ground rent or ground lease if Landlord's interest is or becomes a leasehold estate.
  The word "mortgagee" as used herein includes the holder of any mortgage, including any ground lessor if Landlord's interest is or becomes a leasehold estate. Wherever any right is given to a mortgagee, that right may be exercised on behalf of such mortgagee by any representative or servicing agent of such mortgagee.

       (g) "Person." The word "person" is used herein to include a natural person, a partnership, a corporation, an association and any other form of business association or entity.

       29. Notices. Any notice or other communication under this lease shall be in writing and addressed to Landlord or Tenant at their respective addresses specified below (or to such other address as either may designate by notice to the other) with a copy to any mortgagee or other party designated by Landlord. Each notice or other communication shall be deemed given if sent by prepaid overnight delivery service or by certified mail, return receipt requested, postage prepaid or in any other manner, with delivery in any case evidenced by a receipt, and shall be deemed received on the day of actual receipt by the intended recipient or on the business day delivery
  is  refused.   The  giving  of  notice  by Landlord's or
  Tenant's attorneys, representatives and agents under this Section shall be deemed to be the acts of Landlord or Tenant, as applicable; however, the foregoing provisions governing the date on which a notice is deemed to have been received shall mean and refer to the date on which a party to this lease, and not its counsel or other recipient to which a copy of the notice may be sent, is deemed to have received the notice:

       IF TO TENANT:       Elizabeth Arden, Inc.
                           1751 Blue Hills Drive
                           Roanoke, VA 24012
                           Attn: Roy  Drilon

       with a copy to:     Elizabeth Arden, Inc.
                           14100 N.W. 60 Avenue
                           Miami Lakes, FL 33214
                           Attn: General Counsel

       IF TO LANDLORD:     Liberty Property Limited
                             Partnership
                           12 South Third Street
                           Richmond, VA 23219
                           Attn: Alan T. Lingerfelt

       with a copy to:     Liberty Property Limited
                           Partnership 65 Valley
                             Stream Parkway
                           Malvern, PA 19355
                           Attn: Anne E. Sheppard

       and with a copy to: McGuire Woods LLP
                           One James Center
                           901 E. Cary Street
                           Richmond, VA 23219
                           Attn: William F. Gieg

       30.  Security Deposit; Guaranty; Letter of Credit.

       (a) Security Deposit. At the time of signing this lease, Tenant shall deposit with Landlord an amount equal to the Minimum Annual Rent for the first full month of the Term (the "SECURITY DEPOSIT") to be retained by Landlord as cash security for the faithful performance and observance by Tenant of the provisions of this lease. In making such deposit, Tenant shall be entitled to a credit for any Security Deposit held by Landlord under the
  Original Lease.   Landlord shall deposit the Security
  Deposit in an interest bearing account and all interest earned thereon shall be added to the Security Deposit. Landlord may use the whole or any part of the Security Deposit for the payment of any amount as to which Tenant is in default hereunder or to compensate Landlord for any loss or damage it may suffer by reason of Tenant's default
  under this  lease.   If Landlord uses all or any portion of
  the  Security Deposit  as herein provided, within thirty
  (30) days after written demand therefor, Tenant shall pay Landlord cash in amount equal to that portion of the Security Deposit used by Landlord so that the Security Deposit shall then be not less than the original Security Deposit, excluding interest earned thereon. If Tenant shall comply fully and faithfully with all of the provisions of this lease, the Security Deposit, together with interest earned thereon, shall be returned to Tenant after the Expiration Date and surrender of the Premises to Landlord.

       (b) Letter of Credit. (i) To further secure performance of Tenant's obligations hereunder to the extent related to the New Improvements and the Addition, Tenant shall deliver to Landlord prior to the Commencement Date an irrevocable letter of credit (the "Letter of Credit"), which, together with any renewal, replacement or amendment thereto, shall be in form, scope and substance reasonably satisfactory to Landlord and to any Mortgagee. The Letter of Credit shall be issued by JPMorgan Chase or another major international bank, reasonably acceptable to Landlord. The Letter of Credit shall be in the amount of $337,000. If at any time as a result of any drawing thereon in accordance with the terms of this lease, the obligation of the issuer under the Letter of Credit is less than the amount set forth in the preceding sentence, Tenant shall, within twenty (20) days after such drawing, cause the Letter of Credit to be amended to secure such original amount or replaced by a new letter of credit in at least such original amount. The Letter of Credit shall provide (a) for multiple draws, (b) that it is assignable as security for Landlord's obligations, (c) that it can be called on and paid at a United States branch or office of the issuing bank, and
  (d) that it is payable in full on written demand (allowing, however, up to one business day after receipt of such demand for the issuing Bank to verify the signature appearing on such demand) signed by an agent of Landlord or any Mortgagee to whom the Letter of Credit has been assigned and accompanied by such certifications by the drawer as may
  be required by  the  Letter  of Credit.   Any renewal or
  replacement of or amendment to the Letter of Credit must be acceptable in form and substance to Landlord and to any Mortgagee to whom the Letter of Credit has been assigned.

       (ii) If the term of the Letter of Credit is less than the term of this lease, the Letter of Credit must provide for written notice of termination to be sent to Landlord and any Mortgagee to whom the Letter of Credit has been assigned at least sixty (60) days in advance of the expiration date and, if such a notice of termination is sent or if the issuing bank no longer satisfies the requirement set forth in paragraph (i) above, and in either of such cases a replacement Letter of Credit, meeting all the requirements of this Section 30(b), is not received by Landlord or such Mortgagee, as the case may be, at least thirty (30) days prior to such termination date or the date Tenant is given notice of the deficiency in the requirements for the issuing bank, as the case may be, then, in addition to the provisions in paragraph (i) above, demand for payment in full under the Letter of Credit for payment into an interest bearing security deposit account, upon which account either Landlord or any Mortgagee to whom the Letter of Credit has been assigned may draw, may be made by either Landlord or any such Mortgagee.

       (iii) Landlord agrees that Tenant's obligations with respect to the provision of the Letter of Credit shall terminate and the Letter of Credit shall be returned by Landlord at such time as the following two (2) conditions are satisfied with respect to Tenant for any three (3) consecutive fiscal quarters ending after the date of this lease:

       (A) the ratio of Cash Flow to Debt Service is more than 1.10 to 1.00, computed in each case for Tenant and its Consolidated Subsidiaries on a consolidated basis in accordance with generally accepted accounting principles ("GAAP") as of the end of such fiscal quarter for the preceding twelve (12) months; and

       (B) the Net Shareholder Equity of Tenant and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP is greater than $125,000,000. As used in this Section 30(b), the following terms shall have the following meanings:

       "Capital Expenditures" means expenditures for assets which are or should be capitalized and any capital leases.

       "Cash  Flow" means, for any period, the sum of (i)
  Consolidated EBITDA minus (ii) Capital Expenditures which were not financed with indebtedness of Tenant or its Consolidated Subsidiaries minus (iii) all income and franchise taxes paid in cash.

       "Consolidated EBITDA" means for any period, Consolidated Net Income for such period, plus (i) the sum of
  (a) Consolidated Net Interest Expense, (b) depreciation, amortization and other non-cash charges, (c) losses on asset sales, exchanges, transfers or other dispositions, and (d) extraordinary or other non-recurring losses or charges, (e) plus income tax expense, less (ii) the sum of (a) gains on asset sales, exchanges, transfers or other dispositions, (b) extraordinary or other non-recurring gains or credits, and
  (c) income attributable to non-cash items or other non-cash credits, in each case to the extent included in arriving at such net income (or loss) for such period and determined in accordance with GAAP, provided, however, that for the purposes of this definition, Tenant may add back the higher cost effect of the Arden Inventory resulting in an add back of $15,461,000 for the fiscal quarter ending April 27, 2002, $12,309,000 for the fiscal quarter ending July 27, 2002 and $3,968,000 for the fiscal quarter ending October 26, 2002.

       "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of Tenant and its Consolidated Subsidiaries for such period.

       "Consolidated Net Interest Expense" means for any fiscal period, the cash interest expense of Tenant and its
   Consolidated Subsidiaries for such fiscal period, determined on a consolidated basis in accordance with GAAP.

       "Consolidated Subsidiary" means at any date any entity the accounts of which would be consolidated with those of Tenant in its consolidated financial statements if such statements were prepared as of such date.

       "Debt  Service"  means,  for  any  period,  the  sum
  of   (i) Consolidated  Net  Interest Expense plus (ii)
  regularly scheduled principal payments made in respect of indebtedness during such period plus (iii) all cash dividends paid during such period.

       "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this lease.

       "Net Shareholder Equity" means, as at any date, the stockholders' equity of Tenant as of such date as determined in accordance with GAAP, which shall include, for the purposes of this calculation, the liquidation preference of the preferred stock having a $50,000,000 aggregate liquidation/preference value issued on January 23, 2001 to Conopco, Inc, a New York corporation, ("Conopco") by Tenant pursuant to the terms of that certain purchase agreement dated as of October 30, 2000 by and between Tenant and Conopco, as amended.






      IN WITNESS WHEREOF, and in consideration of the mutual entry into this lease and for other good and valuable consideration, and intending to be legally bound, Landlord and Tenant have executed this lease.

  Date signed:           Landlord:

                         LIBERTY PROPERTY LIMITED
  January 17, 2003        PARTNERSHIP

                         By:  Liberty Property Trust,
                              Sole General Partner


                         By:  /s/ Alan T. Lingerfelt
                              ----------------------
                         Name:  Alan T. Lingerfelt
                         Title: Senior Vice President


                         By:  /s/ Robert E. Fenza
                              --------------------
                         Name:  Robert E. Fenza
                         Title: Exec. Vice President and
                                COO


  Date signed:           Tenant:

  January 16, 2003       ELIZABETH ARDEN, INC.

                         By: /s/ Roy C. Drilon
                             -----------------
                         Name:  Roy C. Drilon
                         Title: VP - Operations